SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 25, 2016

GM Financial Automobile Leasing Trust 2016-1

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-207859-02	81-6236166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

GMF Leasing LLC, as depositor (the “Depositor”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, have caused a newly formed issuing entity, GM Financial Automobile Leasing Trust 2016-1 (the “Issuing Entity”), to issue $125,000,000 Class A-1 0.67000% Asset Backed Notes (the “Class A-1 Notes”), $130,000,000 Class A-2-A 1.30% Asset Backed Notes (the “Class A-2-A Notes”), $220,000,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $336,000,000 Class A-3 1.64% Asset Backed Notes (the “Class A-3 Notes”), $80,700,000 Class A-4 1.79% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), $41,820,000 Class B 2.59% Asset Backed Notes (the “Class B Notes”), $38,560,000 Class C 3.24% Asset Backed Notes (the “Class C Notes”), $29,870,000 Class D 4.08% Asset Backed Notes (the “Class D Notes” and, collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on February 25, 2016 (the “Closing Date”). The Notes are registered under the Registration Statement filed by the Depositor with the Securities and Exchange Commission under file number 333-207859 (the “Registration Statement”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of an exchange note, backed by a designated pool of car, light truck and utility vehicle leases and the corresponding leased vehicles (the “Receivables”). The Notes were sold to Citigroup Global Markets Inc. (“Citigroup”), Credit Agricole Securities (USA) Inc. (“Credit Agricole”), J.P. Morgan Securities LLC (“J.P. Morgan”) and RBC Capital Markets, LLC (“RBC” and collectively with Citigroup, Credit Agricole and J.P. Morgan, the “Representatives”), BNP Paribas Securities Corp. (“BNP Paribas”), Deutsche Bank Securities Inc., (“Deutsche Bank”), Mizuho Securities USA Inc. (“Mizuho Securities”) and Wells Fargo Securities, LLC (“Wells Fargo Securities” and collectively with the Representatives, BNP Paribas, Deutsche Bank and Mizuho Securities, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of February 18, 2016 (the “Underwriting Agreement”), among GM Financial, the Depositor and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement attached hereto as Exhibit 4.2, dated as of January 8, 2016, as amended and restated as of January 4, 2016 (the “Trust Agreement”), between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”). The Notes were issued pursuant to the Indenture attached hereto as Exhibit 4.1, dated as of January 4, 2016 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as indenture trustee (in such capacity, the “Indenture Trustee”).

Pursuant to the 2016-1 Exchange Note Supplement attached hereto as Exhibit 4.5, dated as of January 4, 2016 (the “Exchange Note Supplement”), ACAR Leasing Ltd. (the “Titling Trust”), as borrower, GM Financial, as lender and as servicer (in such capacity, the “Servicer”) and Wells Fargo, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (the “Administrative Agent”), the Titling Trust issued an Exchange Note (the “Exchange Note”) to GM Financial on February 25, 2016 (the “Closing Date”) and designated a designated pool of collateral lease agreements and collateral leased vehicles (the “Designated Pool”) to support the Exchange Note.

Pursuant to the 2016-1 Exchange Note Sale Agreement attached hereto as Exhibit 10.1, dated as of January 4, 2016 (the “Exchange Note Sale Agreement”), between GM Financial and the Depositor, on the Closing Date, GM Financial sold to the Depositor, and the Depositor purchased from GM Financial, all of GM Financial’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the 2016-1 Exchange Note Transfer Agreement attached hereto as Exhibit 10.2, dated as of January 4, 2016 (the “Exchange Note Transfer Agreement”), between the Depositor and the Issuing Entity, on the Closing Date the Depositor sold to the Issuing Entity and the Issuing Entity purchased from the Depositor, all of the Depositor’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the Indenture, on the Closing Date the Issuing Entity issued the Notes to the Depositor as partial payment for the Exchange Note and granted a security interest in the Exchange Note and all other indenture collateral to the Indenture Trustee for the benefit of the Underwriters.

Pursuant to the Underwriting Agreement, the Depositor sold the Notes to the Underwriters.

GM Financial, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the 2016-1 Servicing Supplement attached hereto as Exhibit 10.4, dated as of January 4, 2016 (the “Servicing Supplement”), among the Titling Trust, the Servicer, APGO Trust, as settlor (the “Settlor”), the Collateral Agent and the Indenture Trustee, and has also agreed to serve as custodian of the Receivables pursuant to the Servicing Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of February 18, 2016, among GM Financial, the Depositor and the Representatives (see Exhibit 1.1 to the Form 8-K filed on February 22, 2016, in connection with Registration Statement Nos. 333-207859 and 333-207859-02, which is incorporated by reference herein).

4.1 Indenture, dated as of January 4, 2016, between the Issuing Entity and the Indenture Trustee.

4.3 Amended and Restated Trust Agreement, dated as of January 4, 2016, between the Depositor and the Owner Trustee.

4.5 2016-1 Exchange Note Supplement, dated as of January 4, 2016, among the Titling Trust, GM Financial, as lender, the Servicer, the Collateral Agent and the Administrative Agent.

10.1 2016-1 Exchange Note Sale Agreement, dated as of January 4, 2016, between the GM Financial and the Depositor.

10.2 2016-1 Exchange Note Transfer Agreement, dated as of January 4, 2016, between the Depositor and the Issuing Entity.

10.4 2016-1 Servicing Supplement, dated as of January 4, 2016, among the Titling Trust, the Servicer, the Settlor, the Collateral Agent and the Indenture Trustee.

10.5 Asset Representations Review Agreement, dated January 4, 2016, among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer.

36.1 Depositor certification for shelf offerings of asset-backed securities.

99.1 Administration Agreement, dated as of January 4, 2016, among the Depositor, GM Financial, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING
TRUST 2016-1

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: March 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 18, 2016, among AmeriCredit Financial Services, Inc. d/b/a GM Financial, as sponsor, GMF Leasing LLC, as depositor, and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the underwriters (see Exhibit 1.1 to the Form 8-K filed on February 22, 2016, in connection with Registration Statement Nos. 333-207859 and 333-207859-02, which is incorporated by reference herein).

4.1	Indenture, dated as of January 4, 2016, between GM Financial Automobile Leasing Trust 2016-1, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee.

4.3	Amended and Restated Trust Agreement, dated as of January 4, 2016, between GMF Leasing, as depositor, and Wilmington Trust Company, as owner trustee.

4.5	2016-1 Exchange Note Supplement, dated as of January 4, 2016, among ACAR Leasing Ltd., as borrower, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and AmeriCredit Financial Services, Inc. d/b/a GM Financial, as lender and servicer.

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to the Form 8-K filed on February 25, 2016, in connection with Registration Statement Nos. 333-207859 and 333-207859-02, which is incorporated by reference herein).

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to the Form 8-K filed on February 25, 2016, in connection with Registration Statement Nos. 333-207859 and 333-207859-02, which is incorporated by reference herein).

10.1	2016-1 Exchange Note Sale Agreement, dated as of January 4, 2016, AmeriCredit Financial Services, Inc. d/b/a GM Financial and GMF Leasing LLC, as depositor.

10.2	2016-1 Exchange Note Transfer Agreement, dated as of January 4, 2016, between GMF Leasing LLC, as transferor, and GM Financial Automobile Leasing Trust 2016-1, as transferee.

10.4	2016-1 Servicing Supplement, dated as of January 4, 2016, ACAR Leasing Ltd., as titling trust, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as servicer, Wells Fargo Bank, National Association, as collateral agent and indenture trustee.

10.5	Asset Representations Review Agreement, dated as of January 4, 2016, among GM Financial Automobile Leasing Trust 2016-1, as issuing entity, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor certification for shelf offerings of asset-backed securities (see Exhibit 36.1 to Form 8-K filed on February 22, 2016, in connection with Registration Statement Nos. 333-207859 and 333-207859-02, which is incorporated by reference herein).

99.1	Administration Agreement, dated as of January 4, 2016, among GMF Leasing LLC, as depositor, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as administrator, and Wells Fargo Bank, National Association, as indenture trustee.

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